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                        PATH 1 NETWORK TECHNOLOGIES INC.
                              (A Delaware Company)







                           AMENDED AND RESTATED BYLAWS

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                        PATH 1 NETWORK TECHNOLOGIES INC.
                              (A Delaware Company)

                                     BYLAWS

                                TABLE OF CONTENTS


                                    ARTICLE 1

                                  STOCKHOLDERS

Section 1.1  ANNUAL MEETINGS ............................................................................1

Section 1.2  SPECIAL MEETINGS............................................................................1

Section 1.3  NOTICE OF MEETINGS..........................................................................1

Section 1.4  BUSINESS TRANSACTED AT SPECIAL MEETINGS OF STOCKHOLDERS.....................................1

Section 1.5  QUORUM......................................................................................1

Section 1.6  CONSENT OF STOCKHOLDERS IN LIEU OF MEETING..................................................2

Section 1.7  APPROVAL OR RATIFICATION BY STOCKHOLDERS....................................................2


                                    ARTICLE 2

                               BOARD OF DIRECTORS

Section 2.1  GENERAL POWERS..............................................................................2

Section 2.2  NUMBER AND TERM OF OFFICE ..................................................................2

Section 2.3  ELECTION OF DIRECTORS.......................................................................2

Section 2.4  ANNUAL AND REGULAR MEETINGS.................................................................3

Section 2.5  SPECIAL MEETINGS; NOTICE....................................................................3

Section 2.6  QUORUM......................................................................................3

Section 2.7  TELEPHONE MEETINGS; ACTION WITHOUT A MEETING................................................3


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Section 2.8  RESIGNATIONS................................................................................4

Section 2.9  REMOVAL OF DIRECTORS........................................................................4

Section 2.10 VACANCIES AND NEWLY CREATED DIRECTORSHIPS...................................................4

Section 2.11 COMPENSATION................................................................................4


                                    ARTICLE 3

                                   COMMITTEES


Section 3.1  HOW CONSTITUTED.............................................................................4

Section 3.2  POWERS......................................................................................5

Section 3.3  PROCEEDINGS.................................................................................5

Section 3.4  QUORUM AND MANNER OF ACTING; TELEPHONE MEETINGS.............................................5

Section 3.5  RESIGNATION.................................................................................5

Section 3.6  REMOVAL.....................................................................................5

Section 3.7  VACANCIES...................................................................................5


                                    ARTICLE 4

                                    OFFICERS

Section 4.1  NUMBER......................................................................................6

Section 4.2  ELECTION....................................................................................6

Section 4.3  ADDITIONAL OFFICERS.........................................................................6

Section 4.4  SALARIES....................................................................................6

Section 4.5  RESIGNATIONS................................................................................6

Section 4.6  REMOVAL AND VACANCIES.......................................................................6

Section 4.7  DUTIES OF THE PRESIDENT.....................................................................6


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Section 4.8  DUTIES OF THE VICE-PRESIDENT................................................................7

Section 4.9  DUTIES OF THE SECRETARY.....................................................................7

Section 4.10 DUTIES OF THE CONTROLLER....................................................................7

Section 4.11 EMPLOYEE BONDS..............................................................................7

                                    ARTICLE 5

                                  CAPITAL STOCK

Section 5.1  CERTIFICATES OF STOCK.......................................................................8

Section 5.2  SIGNATURES..................................................................................8

Section 5.3  LOST, STOLEN OR DESTROYED CERTIFICATES......................................................8

Section 5.4  TRANSFER OF STOCK...........................................................................8

Section 5.5  RECORD DATE.................................................................................8

Section 5.6  REGISTERED STOCKHOLDERS.....................................................................9


                                    ARTICLE 6

                                 INDEMNIFICATION


Section 6.1  ACTIONS AGAINST OFFICERS AND DIRECTORS......................................................9

Section 6.2  INSURANCE...................................................................................9


                                    ARTICLE 7

                               GENERAL PROVISIONS

Section 7.1  DIVIDENDS ..................................................................................9

Section 7.2  RESERVES....................................................................................9

Section 7.3  CHECKS.....................................................................................10


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Section 7.4  FISCAL YEAR................................................................................10

Section 7.5  SEAL.......................................................................................10

Section 7.6  OFFICES....................................................................................10


                                    ARTICLE 8

                                   AMENDMENTS


Section 8.1  AMENDMENTS.................................................................................10

                                    ARTICLE 9

                               SPECIAL PROVISIONS


Section 9.1  Special Provisions.........................................................................10


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                                     BY-LAWS


                                    ARTICLE 1

                                  STOCKHOLDERS


         Section 1.1 ANNUAL MEETINGS. The annual meeting of the Stockholders of the Company for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place either within or without the State of Delaware and at 10:00 A.M. local time on the fourth Tuesday in March (or, if such is a legal holiday, then on the next succeeding business day), or at such other time and date as shall be fixed from time to time by resolution of the Board of Directors and as set forth in the notice of the meeting. The Chairman of the Board or, in his absence, the President, shall determine the purpose or purposes and the agenda of and order of business at all regular and special meetings called by the Board and of any committee on which he serves.

         Section 1.2 SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the President (or, in the absence or disability of the President, by any Vice President), or by the Board of Directors, and may be called by one-fourth of the shares of stock of the Company issued and outstanding and entitled to vote at such meeting. Any such request by stockholders shall state the purpose or purposes of the proposed meeting. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice.

         Section 1.3 NOTICE OF MEETINGS. The Secretary or any Assistant Secretary shall cause notice of the time, place and purpose or purposes of each meeting of the stockholders (such notice to contain the name of the person or persons calling the meeting, unless such meeting is the annual meeting of the stockholders) to be mailed, not less than ten but not more than sixty days prior to the meeting, to each stockholder of record entitled to vote at his post-office address as the same appears on the books of the Company at the time of such mailing. Such further notice shall be given as may be required by law. Notice of any meeting of stockholders need not be given to any stockholder who shall sign a waiver of such notice in writing, whether before or after the time of such meeting. Attendance of any stockholder at any meeting in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him. Notice of any adjourned meeting of the stockholders of the Company need not be given.

         Section 1.4 BUSINESS TRANSACTED AT SPECIAL MEETINGS OF STOCKHOLDERS. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice thereof.

         Section 1.5 QUORUM. Except as at the time otherwise required by statute or by the Certificate of Incorporation, the presence at any stockholders meeting, in person or by proxy,

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of a majority of the shares of stock then issued and outstanding and entitled to vote at the meeting, shall be necessary and sufficient to constitute a quorum for the transaction of business.

         Section 1.6 CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. To the extent permitted by any statute at the time in force, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any statute, by the Certificate of Incorporation or by these By-Laws, the meeting and vote of stockholders may be dispensed with if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to such corporate action being taken. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         Section 1.7 APPROVAL OR RATIFICATION BY STOCKHOLDERS. The board of directors in its discretion may submit any act, transaction or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act, transaction or contract. Any act, transaction or contract that shall be approved or be ratified by the vote of the stockholders holding a majority in voting power of the issued and outstanding shares of the capital stock of the Company present in person or by proxy at such meeting and entitled to vote thereat on such matter (provided that a quorum shall be present) shall be as valid and as binding upon the Company and upon all the stockholders as if it had been approved or ratified by every stockholder of the Company.


                                    ARTICLE 2

                               BOARD OF DIRECTORS


         Section 2.1 GENERAL POWERS. The property, affairs and business of the Company shall be managed by the Board of Directors. Each Director shall be at least eighteen years of age, and each Director shall be a stockholder; PROVIDED, HOWEVER, that existing Directors shall have the power to waive this requirement in circumstances which they deem, in their discretion, to be appropriate. The Board of Directors may exercise all the powers of the Company, whether derived from law or the Certificate of Incorporation, except such powers as are, by statute, by the Certificate of Incorporation or by these By-Laws, vested solely in the stockholders of the Company.

         Section 2.2 NUMBER AND TERM OF OFFICE. The Board of Directors shall consist of at least one and not more than seven Directors, such number to be fixed from time to time by resolution of the Board of Directors. The initial Board of Directors shall consist of one (1) Director. Each Director (whenever elected) shall hold office until his successor shall have been elected and shall qualify or until he shall have resigned in the manner provided in Section 2.8, or shall have been removed in the manner provided in Section 2.9.


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         Section 2.3 ELECTION OF DIRECTORS. The Directors elected by the
Incorporator shall hold office until the first annual meeting of stockholders, and until their successors shall have been elected and qualified. Commencing with the first annual meeting of stockholders, except as otherwise provided in Sections 2.9 and 2. 10, the Directors shall be elected annually at the annual meeting of the stockholders. In the event of the failure to elect Directors at an annual meeting of the stockholders, then Directors may be elected at any regular or special meeting of stockholders entitled to vote for the election of Directors provided that notice of such meeting shall contain mention of such purpose. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be chosen and elected by a plurality of the votes validly cast at such election.

         Section 2.4 ANNUAL AND REGULAR MEETINGS. The annual meeting of the Board of Directors for the choosing of officers and for the transaction of such other business as may come before the meeting shall be held in each year as soon as possible after the annual meeting of the stockholders at the place of such annual meeting of the stockholders, and notice of such annual meeting of the Board of Directors shall not be required to be given. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix the time and place (which may be within or outside the State of Delaware) thereof. Notice of such regular meetings need not be given; PROVIDED, HOWEVER, that in case the Board of Directors shall fix or change the time or place of regular meetings, notice of such action shall be mailed promptly to each Director who shall not have been present at the meeting at which such action was taken.

         Section 2.5 SPECIAL MEETINGS; NOTICE. Special meetings of the Board of Directors shall be held whenever called by a majority of the Board of Directors, by the President (or, in the absence or disability of the President, by any Vice President), or by any two Directors, at such time and place (which may be within or outside of the State of Delaware) as may be specified in the respective notices or waivers of notice thereof. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the waiver of notice of such meeting. Special meetings of the Board of Directors may be called on one day's notice to each Director, personally or by telephone, telegram or telecopier, or on two days' notice by mail. Notice of any special meeting need not be given to any Director who shall be present at such meeting, and any business may be transacted thereat. No notice need be given of any adjourned meeting.

         Section 2.6 QUORUM. At all meetings of the Board of Directors, the presence of a majority of the total number of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business. Except when otherwise required by statute, the act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn the meeting for time to time, until a quorum shall be present.

         Section 2.7 TELEPHONE MEETINGS; ACTION WITHOUT A MEETING. Any one or more members of the Board or any Committee thereof may participate in a meeting of the Board or Committee by means of a conference telephone or any means of communication by which all persons participating in the meeting can hear each other at the same time, and participation at such a meeting shall constitute presence in person at such meeting for all purposes. Any action required or permitted to be taken at any meeting of the Board of Directors or Committee may be


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taken without a meeting, if written consents thereto are signed by all members of the Board or Committee, as the case may be, and such written consents are filed with the minutes of proceedings of the Board or Committee.

         Section 2.8 RESIGNATION. Any Director may resign at any time by delivering a written resignation to the Company. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof.

         Section 2.9 REMOVAL OF DIRECTORS. Except as the stockholders may otherwise agree, any Director may be removed at any time for cause upon the affirmative vote of the holders of majority of the outstanding shares of stock of the Company entitled to vote for the election of such Director, held at a special meeting of such stockholders called for the purpose. Except as the stockholders may otherwise agree, any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. Except as the stockholders may otherwise agree, if such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in Section 2.10.

         Section 2. 10 VACANCIES AND NEWLY CREATED DIRECTORSHIPS. If any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal (for or without cause) or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and, except as the stockholders may otherwise agree, such vacancies may be filled by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, unless sooner displaced. Any such vacancies or newly created Directorships may also be filled by the stockholders in accordance with the provisions of Section 2.9.

         Section 2.11 COMPENSATION. The amount, if any, which each Director shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors.


                                    ARTICLE 3

                                   COMMITTEES

         Section 3.1 HOW CONSTITUTED. The Board of Directors, by resolution or resolutions adopted by a majority of the whole Board of Directors, may designate an Executive Committee and/or one or more other Committees, each such Committee to consist of such number of Directors as from time to time shall be fixed by resolution or resolutions similarly passed. The Board of Directors shall designate the Chairman of each such committee. Thereafter, members (and alternate members, if any) of each such Committee shall be designated annually, in like manner, at any regular or special meeting of the Board of Directors; PROVIDED, HOWEVER, that any such Committee, from time to time, may be abolished by resolution or resolutions similarly passed, and may be re-designated in like manner. Each member (and each


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such alternate member) of any such Committee shall hold office until his successor shall have been designated or until he shall cease to be a Director, or until his death, or until he shall have resigned in the manner provided in
Section 2.8, or shall have been removed in the manner provided in Section 2.9.

         Section 3.2 POWERS. Each Committee shall have and may exercise such powers of the Board as provided by resolution or resolutions passed to the extent permitted by law. Any such Committee may be granted power to authorize the seal of the Company to be affixed to any or all papers which may require it.

         Section 3.3 PROCEEDINGS. Subject to the provisions of Section 2.7, each such Committee may fix its own rules of procedure and may meet at any such place or places (within or outside the State of Delaware) at such time or times and upon such notice (or without notice) as it shall determine from time to time. It shall keep a record of its proceedings and shall report such proceedings to the Board of Directors at a meeting of the Board of Directors when required.

         Section 3.4 QUORUM AND MANNER OF ACTING; TELEPHONE MEETINGS. Except as may be otherwise provided in the resolution designating any such Committee, at all meetings of any such Committee the presence of members (or alternate members, if any) consisting of a majority of the total authorized membership of such Committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of the majority of the members (or such alternates) present at any meeting at which a quorum is present shall be the act of such Committee. In the absence or disqualification of any member or alternate member of such Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The members (or such alternates) of any such Committee shall act only as a Committee, and individual members (or such alternates) thereof shall have no power as such. Telephonic meetings may be held as provided in Section 2.7.

         Section 3.5 RESIGNATION. Any member (and any alternate member) of any such Committee may resign at any time by delivering a written resignation to either the President, a Vice President, the Secretary or an Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof.

         Section 3.6 REMOVAL. Except as the stockholders may otherwise agree, any member (and any alternate member) of any such Committee, may be removed at any time, either for or without cause, by resolution adopted by the Board of Directors.

         Section 3.7 VACANCIES. If any vacancy shall occur in any such Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and such alternate members) shall continue to act and any such vacancy may, except as the stockholders may otherwise agree, be filled at any meeting of the Board of Directors by resolution adopted by the Board of Directors.


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                                    ARTICLE 4

                                    OFFICERS

         Section 4.1 NUMBER. The officers of the Company shall be chosen by the Board of Directors and may be a President, a Vice President, a Secretary and a Controller, who shall hold office until their successors are chosen and qualify. The Board of Directors may also choose one or more Assistant Vice Presidents, Assistant Secretaries and Assistant Controllers. Any number of offices may be held by the same person, but no officer may execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, by the Certificate of Incorporation, or by these By-laws to be executed, acknowledged, or verified by two or more officers, and the President (unless he shall be absent or unavailable, in which case the Controller) must be one of such executing, acknowledging or verifying officers.

         Section 4.2 ELECTION. The Directors elected by the Incorporator may elect a President, one or more Vice Presidents, one or more Assistant Vice Presidents, a Secretary, an Assistant Secretary, and a Controller. Thereafter, the Board of Directors at its first meeting of stockholders shall elect a President, one or more Vice Presidents, one or more Assistant Vice Presidents, a Secretary, an Assistant Secretary, and a Controller. Any officer so elected shall hold office for the term for which he is elected and until a successor is elected, subject to earlier termination due to removal or resignation.

         Section 4.3 ADDITIONAL OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 4.4 SALARIES. The salaries of all officers and agents of the Company shall be fixed by the Board of Directors.

         Section 4.5 RESIGNATIONS. Any officer may resign at any time by delivering a written resignation to the Company. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof.

         Section 4.6 REMOVAL AND VACANCIES. Except as the stockholders may otherwise agree, any officer elected or appointed by the Board of Directors may be removed at any time either with or without cause by the affirmative vote of a majority of the Board of Directors. Except as the stockholders may otherwise agree, any vacancy occurring in any office of the Company shall be filled by the Board of Directors.

         Section 4.7 DUTIES OF THE PRESIDENT. The President shall be the chief executive officer of the Company. He shall, when present, preside at all meetings of the stockholders, Directors, and all committees on which he serves, shall have the general and executive management and control of the business of the Company, and shall see that all orders and votes of the Board are carried into effect, except where and to the extent that the execution of such orders and votes of the Board and management of the business of the Company are expressly


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delegated by the Board of Directors to some other officer or agent, or a
Committee, of the Company. He shall execute bonds, mortgages, notes, contracts, agreements, and other contracts, obligations or instruments in the name of the Company, may countersign and deliver all certificates for shares of the capital stock of the Company and other documents requiring a seal under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to another officer or agent of the Company.

         Section 4.8 DUTIES OF THE VICE PRESIDENT. In the event of the absence or disability of the President, the first Vice President shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. Except where by law the signature of the President is required, the Vice President shall possess the same power as the President to sign all certificates, contracts, obligations and other instruments of the Company; PROVIDED the signature of the Controller of the Company shall also be obtained. The Vice President shall perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors or by the President.

         Section 4.9 DUTIES OF THE SECRETARY. The Secretary shall, if present, act as Secretary of, and keep the minutes of, all the proceedings of the meetings of the stockholders and of the Board of Directors, and of any committee of the Board of Directors in one or more books to be kept for that purpose; shall perform such other duties as shall be assigned to him by the President or the Board of Directors; and, in general, shall perform all duties incident to the office of Secretary.

         Section 4.10 DUTIES OF THE CONTROLLER. The Controller shall keep or cause to be kept full and accurate records of all receipts and disbursements in the books of the Company and shall have the care and custody of all funds and securities of the Company. He shall disburse the funds of the Company as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Controller, and shall perform such other duties as may be assigned to him by the President or the Board of Directors. He shall prepare or cause to be prepared appropriate financial statements for the Company. The Controller shall also perform such other duties as may be assigned to him by the President or the Board of Directors; and, in general, shall perform all duties incident to the office of Controller. Except where by law the signature of the President is required, the Controller shall possess the same power as the President to sign all certificates, contracts, obligations and other instruments of the Company; PROVIDED the signature of any Vice President of the Company shall also be obtained.

         Section 4.11 EMPLOYEE BONDS. The Board of Directors may require the Controller, the Assistant Controllers and any other officers, agents or employees of the Company to give bond for the faithful discharge of their duties, in such sum and of such character as the Board may from time to time prescribe.


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                                    ARTICLE 5

                                  CAPITAL STOCK

         Section 5.1 CERTIFICATES OF STOCK. Every holder of stock in the
Company shall be entitled to have a certificate signed by, or in the name of the Company by, the President or Vice President, and by the Controller or an Assistant Controller, or the Secretary or an Assistant Secretary of the Company, certifying the number of shares owned by him in the Company. Each such certificate shall state upon the face thereof. (i) that the Company is formed under the laws of Delaware, (ii) the name of the person or persons to whom the stock is issued, and (iii) the number and class of shares, and the designation of the series, if any, which such certificate represents.

         Section 5.2 SIGNATURES. Any or all of the signatures on such certificate may be a facsimile if the certificate is countersigned by a transfer agent or registered by a registrar other than the Company itself or its employee. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 5.3 LOST, STOLEN OR DESTROYED CERTIFICATES. The Board of Directors may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 5.4 TRANSFER OF STOCK. Except as the stockholders may otherwise agree, upon surrender to the Company or the transfer agent of the Company of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 5.5 RECORD DATE. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix in advance a record date, which shall not be more than fifty nor less than ten days before the date of such meeting, or other corporate action or event to which it relates. If no record date is fixed, the record date shall be that date prescribed by statute as then in effect.


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         Section 5.6 REGISTERED STOCKHOLDERS. Prior to due presentment for registration of transfer of a security in registered form, the Company may treat the registered owner as the person exclusively entitled to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner.


                                    ARTICLE 6

                                 INDEMNIFICATION

         Section 6.1 ACTIONS AGAINST OFFICERS AND DIRECTORS. The Company shall indemnify to the full extent now or hereafter authorized or permitted by the Delaware General Corporation Law (or any successor or related statute or statutes and whether or not specifically required, permitted, or authorized thereby) any person made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he is or was a director or officer of the Company or is or was serving as an officer or director of any other corporation at the request of the Company. The indemnification provided hereby shall continue as to a person who has ceased to be a director or officer, inure to the benefit of his heirs, executors and administrators, and shall not be deemed exclusive of any other rights provided by any law, agreement, vote of stockholders or directors or otherwise.

         Section 6.2 INSURANCE. The Company may purchase and maintain insurance on behalf of any such person against any liability (including legal expenses) asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the Delaware General Corporation Law or any successor or related statute or statutes.


                                    ARTICLE 7

                               GENERAL PROVISIONS

         Section 7.1 DIVIDENDS. Dividends upon the stock of the Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, bonds, in property, or in shares of stock, subject to provisions of the Certificate of Incorporation.

         Section 7.2 RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purposes as the Directors shall think conducive to the interest of the Company, and the Directors may modify or abolish any such reserve.


                                       9
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         Section 7.3 CHECKS. All checks or demands for money and notes of the
Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 7.4 FISCAL YEAR. The fiscal year of the company shall be fixed by resolution of the Board of Directors.

         Section 7.5 SEAL. The corporate seal shall have inscribed thereon the name of the Company, the year of its incorporation, and the words "Corporate Seal, Delaware". The seal may be used in causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7.6 OFFICES. An office of the Company shall be located at such place or places as the Board of Directors shall designate from time to time. The Company may have offices at such places both within or outside the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.

                                    ARTICLE 8

                                   AMENDMENTS

         Section 8.1 AMENDMENTS. Except as the stockholders may otherwise agree, these By-Laws may be altered, amended or repealed by a majority of the stockholders of the Company at any regular meeting of the stockholders or at any special meeting of the stockholders if notice of such alteration or repeal be contained in the notice of such special meeting. Except as the stockholders may otherwise agree, these By-laws may likewise be amended by a majority vote of all Directors at any regular or special meeting of the Board of Directors if notice of such alteration or repeal be contained in the notice of such special meeting.

                                    ARTICLE 9

                               SPECIAL PROVISIONS

         Section 9.1 SPECIAL PROVISIONS. Notwithstanding anything to the contrary contained herein, the following provisions shall control:

                  a. Special meetings of the Board of Directors may be called by any Director of the Company upon written notice given, pursuant to the requirements of the By-laws, to each of the other Directors.

                  b. Directors and committee members, as the case may be, must be given at least 48 hours' written notice of any Board of Directors meeting or meeting of any committee of the Board of Directors. Any Director(s) shall be allowed to participate in Board and committee meetings via telephone.

                  c. The Company shall reimburse each director of the Company and each member of any committee established by the Board of Directors for all reasonable out-of-


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         pocket expenses incurred by such director or member in connection with the attendance by such director or member at meetings of the Board of Directors of the Company or at meetings of committees of the Board of Directors, in any case, held in accordance with the By-laws.

                  d. Any stockholder or stockholder group holding at least 20% of the issued and outstanding Common Stock of the Company (assuming the issuance of all Common Stock issuable pursuant to then outstanding warrants, options, convertible or exchangeable securities and other rights to acquire Common Stock from the Corporation, provided such warrants, options, convertible or exchangeable securities are at the time convertible or exchangeable) may call a special meeting of the stockholders of the Company.

                  e. Notwithstanding the fact that no vote of the Board of Directors may be required, or (in the specific instances requiring a percentage vote) that a lesser percentage vote may be allowed by the Delaware General Corporation Law, by the Certificate of Incorporation or the By-laws of the Company or otherwise, the Company shall submit to the Board of Directors (and not to any committee thereof) for its review and prior approval all of the following items and actions:

                  (i) the Company's consolidated annual operating and capital budgets;

                  (ii)     the Company's consolidated business plan;

                  (iii) the making, alteration, amendment or repeal of the Certificate of Incorporation of the Company or any part thereof, or the making, alteration, amendment or repeal of the By-laws or any part thereof, of the Company;

                  (iv) the (a) incurrence of indebtedness for borrowed money in the name, for the account or on behalf of the Company or any of its subsidiaries in excess of an aggregate amount of $5,000,000 or (b) investment in the Company or any of its subsidiaries by another person or entity;

                  (v) the investment (exclusive of amounts on deposit with banks or lending institutions and short term U.S. government obligations) by the Company or any of its subsidiaries (whether by way of exchange, purchase, loan, advance, capital contribution or otherwise) in any person or entity or affiliated person or entity in excess of an aggregate amount of $1,000,000;

                  (vi) (a) any capital expenditures by the Company or any of its subsidiaries in excess of $1,000,000, or (b) the Company or any of its subsidiaries entering into any contract or other agreement involving anticipated expenditures or otherwise having a total value over the term of such contract or agreement greater than $1,000,000; and

                  (vii) (a) the sale of all or substantially all of the assets of the Company or any of its subsidiaries in any one transaction or a series of related transactions, or (b) the transfer or licensing of the technology (or any part thereof) of the Company or


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                  any of its subsidiaries other than in the ordinary course of business (including, on an exclusive basis in terms of territory, field of use or otherwise).


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